REPORT OF
INDEPENDENT
REGISTERED PUBLIC
ACCOUNTING FIRM


To the Board of
Trustees of Northern
Lights Fund Trust IV
and the Shareholders of
Anchor Tactical Credit
Strategies Fund


In planning and
performing our audit of
the financial statements
of the Anchor Tactical
Credit Strategies Fund
(the "Fund"), a series of
shares of beneficial
interest in the Northern
Lights Fund Trust IV, as
of August 31, 2016 and
for the period then ended,
in accordance with the
standards of the Public
Company Accounting
Oversight Board (United
States) ("PCAOB"), we
considered the Fund's
internal control over
financial reporting,
including controls over
safeguarding securities,
as a basis for designing
our auditing procedures
for the purpose of
expressing our opinion on
the financial statements
and to comply with the
requirements of Form N-
SAR, but not for the
purpose of expressing an
opinion on the
effectiveness of the
Fund's internal control
over financial reporting.
Accordingly, we express
no such opinion.

The management of the
Fund is responsible for
establishing and
maintaining effective
internal control over
financial reporting.  In
fulfilling this responsibility,
estimates and judgments
by management are
required to assess the
expected benefits and
related costs of controls.
A company's internal
control over financial
reporting is a process
designed to provide
reasonable assurance
regarding the reliability of
financial reporting and the
preparation of financial
statements for external
purposes in accordance
with accounting principles
generally accepted in the
United States of America
("GAAP").  A company's
internal control over
financial reporting
includes those policies
and procedures that (1)
pertain to the
maintenance of records
that, in reasonable detail,
accurately and fairly
reflect the transactions
and dispositions of the
assets of the company;
(2) provide reasonable
assurance that
transactions are recorded
as necessary to permit
preparation of the
financial statements in
accordance with GAAP,
and that receipts and
expenditures of the
company are being made
only in accordance with
authorizations of
management and
trustees of the company;
and (3) provide
reasonable assurance
regarding prevention or
timely detection of
unauthorized acquisition,
use or disposition of a
company's assets that
could have a material
effect on the financial
statements.

Because of inherent
limitations, internal
control over financial
reporting may not prevent
or detect misstatements.
Also, projections of any
evaluation of
effectiveness to future
periods are subject to the
risk that controls may
become inadequate
because of changes in
conditions or that the
degree of compliance
with the policies or
procedures may
deteriorate.

A deficiency in internal
control over financial
reporting exists when the
design or operation of a
control does not allow
management or
employees, in the normal
course of performing their
assigned functions, to
prevent or detect
misstatements on a
timely basis.  A material
weakness is a deficiency,
or combination of
deficiencies, in internal
control over financial
reporting, such that there
is a reasonable possibility
that a material
misstatement of the
Fund's annual or interim
financial statements will
not be prevented or
detected on a timely
basis.


Our consideration of the
Fund's internal control
over financial reporting
was for the limited
purpose described in the
first paragraph and would
not necessarily disclose
all deficiencies in internal
control that might be
material weaknesses
under standards
established by the
PCAOB.  However, we
noted no deficiencies in
the Fund's internal control
over financial reporting
and its operation,
including controls over
safeguarding securities
that we consider to be a
material weakness, as
defined above, as of
August 31, 2016.

This report is intended
solely for the
information and use of
management, the
shareholders of the
Anchor Tactical Credit
Strategies Fund, the
Board of Trustees of
Northern Lights Fund
Trust IV and the
Securities and
Exchange Commission
and is not intended to
be and should not be
used by anyone other
than these specified
parties.




BBD, LLP

Philadelphia,
Pennsylvania
October 25, 2016